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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported) August 9, 2006

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-20824              13-3252333
    (State or other jurisdiction    (Commission            (IRS Employer
          Of incorporation)         File Number)         Identification No.)



      2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY               07605
        (Address of principal executive offices)               (Zip Code)

                                 (201) 840-4700
              (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))




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SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions, including the integration of Infocrossing Healthcare Services, Inc., f/k/a Verizon Information Technologies Inc., and
(i)Structure, LLC; and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9, 2006, the Company announced its results of operations and financial condition for the three and six months ended June 30, 2006 by means of the press release attached hereto as Exhibit 99.


ITEM 7.01 REGULATION FD DISCLOSURE

In the press release noted above, the Company also revised previously announced guidance for 2006 by indicating that for the third quarter ending September 30, 2006, revenues are forecast to be between $57,500,000 and $58,500,000 and EBITDA to be between $11,100,000 and $11,500,000. Net income for the third quarter is expected to be between $2,300,000 and $2,500,000 and diluted earnings per share is expected to be between $0.10 and $0.11 for the period.

For the full year ending December 31, 2006, the Company forecasts revenues to be between $230,000,000 and $232,000,000; EBITDA to be between $42,000,000 and
$43,500,000; net income to be between $8,100,000 and $8,900,000; and diluted earnings per share to be between $0.36 and $0.39. The Company projects free cash flow for 2006 to be between $23,000,000 and $25,000,000.

Reconciliations between EBITDA and net income and between free cash flow to cash flow from operations are provided in the press release.


ITEM 9.01(d) EXHIBITS

The following materials are attached as exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER                                 DESCRIPTION
----------  --------------------------------------------------------------------

   99          Press Release of the Company


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 9, 2006               INFOCROSSING, INC.
                                   Registrant

                                   By:  /s/ WILLIAM J. McHALE
                                        ---------------------------
                                        Name: William J. McHale
                                        Title:  SVP, CFO & Treasurer




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                 DESCRIPTION
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   99          Press Release of the Company

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